                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4670

                        GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Emerging Markets Income Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Emerging Markets Income Fund	1-Year	3-Year	5-Year	Life of Fund**
Class A(a)	31.53%	16.71%	16.30%	9.22%
Class B(a)	30.23%	15.76%	15.36%	8.34%
Class C(a)	30.13%	15.75%	15.37%	8.35%
J.P. Morgan Emerging Markets Bond Index Plus+	31.20%	13.30%	16.03%	11.29%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/03	$ 9.53	$ 9.55	$ 9.55
10/31/02	$ 7.74	$ 7.76	$ 7.76
Distribution Information: Twelve Months: Income Dividends	$ .58	$ .50	$ .51
Latest Quarterly Income Dividend	$ .1435	$ .1244	$ .1249
SEC 30-day Yield++	4.79%	4.04%	4.24%
Current Annualized Distribution Rate++	6.02%	5.21%	5.23%

++ Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 4.50%, 3.70% and 3.92% for Class A, B and C, respectively, had certain expenses not been reduced.
Class A Lipper Rankings* - Emerging Markets Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	28	of	50	55

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Emerging Markets Income Fund - Class A(c) [] J.P. Morgan Emerging Markets Bond Index Plus+

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Emerging Markets Income Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A(c)	Growth of $10,000	$12,561	$15,180	$20,319	$22,743
	Average annual total return	25.61%	14.93%	15.23%	8.71%
Class B(c)	Growth of $10,000	$12,723	$15,312	$20,332	$21,988
	Average annual total return	27.23%	15.26%	15.25%	8.34%
Class C(c)	Growth of $10,000	$12,883	$15,353	$20,233	$21,800
	Average annual total return	28.83%	15.36%	15.14%	8.24%
J.P. Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$13,120	$14,544	$21,027	$28,227
	Average annual total return	31.20%	13.30%	16.03%	11.29%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

* Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on December 31, 1993.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charge of each specific class. Returns for Class A reflect the current maximum initial sales charge of 4.50%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
Scudder Emerging Markets Income Fund	1-Year	3-Year	5-Year	Life of Fund**
Class S	31.71%	17.01%	16.61%	9.53%
Class AARP (a)	31.53%	16.95%	16.57%	9.50%
J.P. Morgan Emerging Markets Bond Index Plus+	31.20%	13.30%	16.03%	11.29%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/03	$ 9.54	$ 9.53
10/31/02	$ 7.75	$ 7.74
Distribution Information: Twelve Months: Income Dividends	$ .60	$ .60
Latest Quarterly Income Dividend	$ .1500	$ .1500
SEC 30-day Yield++	5.02%	5.02%
Current Annualized Distribution Rate++	6.29%	6.30%

++ Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 4.75% and 4.75% for Class AARP and S, respectively, had certain expenses not been reduced.
Class S Lipper Rankings* - Emerging Markets Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	25	of	50	50
3-Year	20	of	44	45
5-Year	29	of	41	70

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Emerging Markets Income Fund - Class S [] J.P. Morgan Emerging Markets Bond Index Plus+

Yearly periods ended October 31

Comparative Results*
Scudder Emerging Markets Income Fund		1-Year	3-Year	5-Year	Life of Fund**
Class S	Growth of $10,000	$13,171	$16,022	$21,563	$24,464
	Average annual total return	31.71%	17.01%	16.61%	9.53%
Class AARP (a)	Growth of $10,000	$13,153	$15,995	$21,528	$24,424
	Average annual total return	31.53%	16.95%	16.57%	9.50%
J.P. Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$13,120	$14,544	$21,027	$28,227
	Average annual total return	31.20%	13.30%	16.03%	11.29%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

* Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on December 31, 1993.
a Returns shown for Class AARP shares for the period prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of Scudder Emerging Markets Income Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Scudder Emerging Markets Income Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Emerging Markets Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Brett Diment

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1991 and the fund in 2002.

• Over 12 years of investment industry experience.

• Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash based portfolios: London.

Edwin Gutierrez

Vice President of Deutsche Asset Management and Co-Manager of the fund.

• Member of Emerging Debt team: London.

• Joined Deutsche Asset Management in 2000 after 5 years of experience including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

• Joined the fund in 2002.

• MsC, Georgetown University.

Nima Tayebi

Director of Deutsche Asset Management and Co-Manager of the Fund.

• Joined Deutsche Asset Management in 2001 and the fund in 2003.

• Previously, an executive director responsible for emerging markets trading at Millennium Global Investments. Prior to that, Vice President at Salomon Brothers, focusing on emerging currency and debt trading, and also Head of Fixed Income research at Renaissance Capital.

• M.Phil from Cambridge University.

In the following interview, Portfolio Co-Manager Brett Diment discusses Scudder Emerging Markets Income Fund's strategy and the market environment during the 12-month period ended October 31, 2003.

Q: The emerging debt market performed very well over the past year. What factors led to this strong gain?

A: The market has been helped by both fundamental improvements and increased investor demand for higher-yielding assets. Looking first at fundamentals, a number of positive developments have encouraged investors to put money to work in emerging-markets bonds. First, global interest rates were low, resulting in low cost-of-financing for emerging countries. Second, commodities prices were rising sharply, helping basic materials exporters such as Brazil and Russia. And third, we continued to see examples of countries - most notably Brazil - in which governments have been making meaningful reforms. In a low-interest-rate environment in which investors have been desperately seeking assets that can generate an attractive yield, these factors helped boost demand for emerging-markets debt among both individuals and institutions. Naturally, this huge inflow of cash was a positive for the market, as the bonds of every country in the benchmark delivered a gain for the period. As prices rose, yields fell: At the close of the period, the yield spread of the asset class versus Treasuries stood at 4.70%, compared with 8.62% one year ago.1

1 The "yield spread" is the difference in yield between an asset class or a security and comparable Treasuries. A large spread indicates yields substantially above those of Treasuries, which is typical of emerging-markets debt. This is generally indicative of a higher-risk environment. Similarly, a tighter spread, or a smaller difference in yield between an asset class or a security and comparable Treasuries, generally indicates investors perceive the market environment as less risky.

Q: How did the fund perform in this environment?

A: For the 12-month period ended October 31, 2003, Scudder Emerging Markets Income Fund's total return was 31.53% (Class A shares, unadjusted for sales charges), essentially keeping pace with the 31.20% return of the fund's benchmark, the J.P. Morgan Emerging Markets Bonds Index Plus.2 (Please see pages 3 through 8 for performance of other share classes.)

2 The J.P. Morgan Emerging Markets Bonds Index Plus is an unmanaged securities index of US dollar and other external, currency-denominated Brady bonds, loans, Eurobonds and local-market debt instruments traded in the emerging markets.

Q: What is the fund's broad positioning?

A: For much of the year, the fund had a relatively aggressive positioning given the positive backdrop for emerging debt. Recently, however, we have begun to take a more conservative posture. With yield spreads in many countries reaching historic lows - signifying that the high level of optimism in the market may already be largely factored into prices - we think the market is more vulnerable to event risk. We do not think this risk is likely to come from the emerging-debt market itself, given the strong (and improving) fundamentals and relatively limited funding needs for the largest countries in the asset class.3 Instead, we believe that risk is likely to be external in nature. Possibilities include terrorist activity, slower growth in China and the chance that the stronger US economy will prompt the Federal Reserve to start raising interest rates sooner than expected.

3 Lower funding needs are a positive because they indicate the country's financial health is strong, and a lower supply of bonds is generally a positive for prices.

As a result, we have scaled back the portfolio's risk exposure. We have concentrated its overweights in relatively high-yielding countries with limited funding needs (such as Venezuela) and in countries with improving fundamentals (such as Bulgaria and Romania).4 In general, we have favored bonds in countries that display a limited correlation with the overall market.5 At the same time, we continued to underweight lower-tier countries in which we believe valuations have become too expensive and in which we expect increased issuance next year. These include Colombia, Peru and the Philippines.

4 "Overweight" means a fund holds a higher weighting in a given sector or country than the benchmark index and indicates a positive view on the security, sector or country in question. "Underweight" means a fund holds a lower weighting than the benchmark, indicating that the manager expects the asset in question to underperform the market as a whole.
5 This refers to countries whose performance does not necessarily track the performance of the broader market. The presence of such countries' bonds in the portfolio helps manage risk during times of market turbulence by increasing its level of diversification.

Q: The fund has held a position in local-currency bonds as opposed to those denominated in dollars. Why?

A: Since we have the option of buying bonds denominated in US dollars or investing in local currencies, we look for relative value between the two areas. Earlier in the year, we began building a position in local currency for two reasons. First, in many countries dollar-denominated bonds had outperformed their local counterparts, so we believed we could find better values by making this shift. Second, we believed the dollar would weaken versus many emerging-markets currencies. This positioning proved helpful to performance when the dollar did indeed lose ground during the second half of the reporting period.

In addition, we continue to see value in many emerging- markets currencies. However, we have reduced the fund's position in this area based on our belief that much of the appreciation potential in certain currencies has already been realized. At the close of the period, the fund held positions in the Argentine peso, Brazilian real, Uruguayan peso, Russian ruble and Turkish lira. It also held positions in the Korean won and Indonesian rupiah earlier in the period, but we have since closed these positions.

Q: How is the fund positioned in Latin America?

A: The fund is neutral in Brazil after having been overweight earlier in the period. We remain optimistic on the outlook for Brazil, as the economy is showing signs of recovering, exports have been rising and the country appears to be becoming less reliant on external financing. Nevertheless, we scaled back our previously overweight position in the first part of 2003 on the belief that these changes, while positive, were fully reflected in prices. This move proved to be premature, however, and this detracted from performance in the second half of the period. We continue to favor exposure to the local currency over dollar-denominated debt.

An overweight in Argentina was a detractor from fund performance. The government is seeking to restructure the country's debt on terms unfavorable to investors, and this resulted in a negative reaction by the market. Our view differs from the consensus in that we believe the government will make a better offer to bondholders in 2004, which could lead to a rebound in the country's bond prices. Additionally, we believe the continued improvement in the health of Argentina's economy will ultimately be reflected in its bond market.

Elsewhere in the region, we favor Venezuela. We believe the opposition party's push to recall President Hugo Chavez has caused the markets to focus on political noise rather than the country's continued willingness - and improving ability - to service its debt. It is Venezuela's improving ability to service its debt that makes us more comfortable with investing there. The fund had no holdings issued out of Colombia, where we are discouraged by the government's weak fiscal situation and the lack of progress being made on the reform front. The portfolio is also underweight in Uruguay, Peru and Panama and is overweight in peso-denominated bonds in Mexico.

Q: The fund is underweight in Asia. Why?

A: We have been underweight in Asia for some time, for two reasons. Earlier in the year, we adopted this position due to the uncertainty as to how the SARS (severe acute respiratory syndrome) virus would affect the region's economies. Although that issue subsequently faded from investors' radar screens, we nonetheless maintained the underweight based on our view that better values were available elsewhere in the world. The fund is not overweight in any individual country in Asia, and it is underweight in the Philippines (where we are seeing a lack of expenditure control by the government in the run-up to next May's presidential election) and absent from Malaysia and Korea.

Q: How is the fund positioned within the Europe, Middle East and Africa regions?

A: The fund remains overweight in Romania and Bulgaria. These countries, in fact, represent the two largest overweights in the portfolio. We hold a position in these countries because they are scheduled to join the European Union (EU) in 2007. In the past, countries that have joined the EU have seen their bond yields fall to converge with that of the larger entity. This has been the case with Poland and Hungary in anticipation of their accession in 2004, and with Spain, Italy and Greece before them. The fund's positions in Bulgaria and Romania hurt performance during the reporting period as both underperformed the benchmark (despite delivering strong absolute returns). However, we intend to keep the fund positioned to take advantage of what we believe will be an eventual decline in bond yields.

The fund also remains overweight in Russia. We established this position on the basis of several key factors: The country's disciplined fiscal policy, its rapidly declining debt ratios and its strong economic growth. During September, however, the CEO of the oil company Yukos - Mikhail Khodorkovsky - was arrested at gunpoint on various criminal charges. Most investors believe this is an isolated incident intended to send a message to other Russian oligarch groups. Although we continue to like the debt-related fundamentals in the Russian market, we reduced the fund's overweight position to reflect the risk of additional political upheaval.

Looking at the rest of the region, the fund is overweight in Ukraine and Turkey and underweight in Nigeria and absent from Hungary, Morocco and South Africa.

Q: Any final thoughts for investors?

A: The emerging bond markets have always been a source of high volatility, on the upside as well as the downside. Fortunately, the past 12 months were squarely in the "up" column. As we move into the new fiscal year, we remain positive on the improving fundamentals of the emerging-debt market. However, it is unlikely that the next 12 months will bring a repeat of this year's exceptional performance. We therefore encourage investors to maintain a focus on the potential long-term benefits of investing in this asset class, rather than the day-to-day movements of the markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Asset Allocation	10/31/03	10/31/02

Debt Obligations	87%	93%
Cash Equivalents	11%	3%
Loan Participations	2%	4%
	100%	100%

Geographical (Excludes Cash Equivalents)	10/31/03	10/31/02

Russia	27%	27%
Brazil	21%	19%
Venezuela	8%	5%
Romania	7%	3%
Bulgaria	6%	4%
Turkey	5%	2%
Mexico	5%	6%
Argentina	4%	4%
United States	2%	5%
Other	15%	25%
	100%	100%

Currency Exposure	10/31/03	10/31/02

United States	94%	94%
Euro	2%	5%
Russian Ruble	1%	%
Brazilian Reals	1%	-
Argentine Pesos	1%	-
Uruguay Peso	1%	-
British Pounds	-	1%
	100%	100%

Average Life (Excludes Cash Equivalents)	10/31/03	10/31/02

0 < 3 years	1%	6%
3 < 5 years	4%	13%
5 < 10 years	21%	32%
10+ years	74%	49%
	100%	100%

Asset allocation, Geographical and currency exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2003

	Principal Amount($)(c)	Value ($)

Bonds 81.6%
Argentina 3.2%
Republic of Argentina:
7.0%, 3/18/2004* EUR	1,022,584	286,195
7.875%, 7/29/2005* EUR	2,556,459	698,072
8.0%, 2/26/2008* EUR	1,000,000	272,712
Series FEB, 8.0%, 2/26/2008* EUR	2,000,000	545,424
8.75%, 2/4/2049* EUR	700,000	188,709
9.0%, 12/24/2004* EUR	1,124,842	313,021
9.0%, 11/19/2008* EUR	511,292	139,318
9.25%, 7/20/2004* EUR	3,780,000	1,098,142
9.75%, 9/19/2027*	300,000	82,500
Series LELI, 10.0%, 6/25/2007* GBP	1,898,000	843,504
10.25%, 2/6/2049* EUR	409,033	111,454
11.75%, 5/20/2011* EUR	1,533,876	422,400
12.25%, 6/19/2018*	1,379,625	358,703
(Cost $5,707,038)		5,360,154
Brazil 17.3%
Federal Republic of Brazil, 10.0%, 8/7/2011	3,100,000	3,162,000
Federative Republic of Brazil:
8.875%, 4/15/2024	8,300,000	7,013,500
10.125%, 5/15/2027	2,680,000	2,519,200
11.0%, 2/4/2010 EUR	900,000	1,098,336
11.0%, 1/11/2012	3,300,000	3,531,000
Floating Rate Debt Conversion Bond, LIBOR plus .875%, Series L, 2.06%**, 4/15/2009	4,594,268	4,203,755
Floating Rate Debt Conversion Bond, LIBOR plus .875%, Series L, 2.06%**, 4/15/2012	8,500,000	7,177,187
(Cost $27,226,089)		28,704,978
Bulgaria 4.8%
Republic of Bulgaria, 8.25%, 1/15/2015 (Cost $7,992,943)	7,000,000	7,962,500
Ecuador 1.6%
Republic of Ecuador, Step-up Coupon, 7.0%**, 8/15/2030 (Cost $2,622,742)	4,100,000	2,747,000
El Salvador 2.8%
Republic of El Salvador, 144A, 8.25%, 4/10/2032 (Cost $4,796,750)	4,900,000	4,667,250
Ivory Coast 0.3%
Collateralized Discount Bond, Series FRF, Step-up Coupon, 2.0%, 3/29/2018* (Cost $391,738)	2,420,000	423,500
Mexico 4.0%
Mexican Fixed Rate Bonds, Series M10, 10.5%, 7/14/2011 MXP	33,900,000	3,529,353
Petro Mexicanos, 8.625%, 12/1/2023	2,900,000	3,124,750
(Cost $6,426,827)		6,654,103
Nigeria 0.5%
Nigeria Promissory Notes, Series RC, 5.092%, 1/5/2010 (Cost $795,041)	990,774	849,375
Philippines 2.7%
Republic of Philippines:
9.375%, 1/18/2017	2,000,000	2,122,500
9.875%, 3/16/2010	2,200,000	2,431,000
(Cost $4,726,112)		4,553,500
Romania 4.7%
Republic of Romania, 8.5%, 5/8/2012 (Cost $6,999,705) EUR	5,770,000	7,751,396
Russia 22.3%
Russian Federation:
11.0%, 7/24/2018	5,600,000	7,462,000
12.75%, 6/24/2028	3,200,000	5,032,000
Step-up Coupon, 5.0%**, 3/31/2030	12,800,000	11,948,800
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	7,200,000	6,354,000
Series VII, 3.0%, 5/14/20011	8,200,000	6,268,900
(Cost $36,456,753)		37,065,700
Turkey 4.2%
Republic of Turkey:
10.5%, 1/13/2008	500,000	572,500
11.0%, 1/14/2013	470,000	550,488
12.375%, 6/15/2009	4,700,000	5,816,250
(Cost $6,178,384)		6,939,238
Ukraine 4.1%
Government of Ukraine:
7.65%, 6/11/2013	3,600,000	3,568,500
10.0%, 3/15/2007 EUR	921,209	1,153,593
11.0%, 3/15/2007	1,862,019	2,064,048
(Cost $6,713,875)		6,786,141
United States 1.3%
Pemex Project Funding Master Trust, 7.375%, 12/15/2014 (Cost $2,082,907)	1,990,000	2,089,500
Uruguay 1.0%
Republic of Uruguay:
PIK, 7.5%, 3/15/2015	1,800,000	1,395,000
7.875%, 1/15/2033	350,000	234,500
(Cost $1,599,125)		1,629,500
Venezuela 6.8%
Republic of Venezuela:
5.375%, 8/7/2010	4,800,000	3,552,000
10.75%, 9/19/2013	3,030,000	2,863,350
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	3,250,000	2,799,063
Series DL, Floating Rate Debt Conversion Bond, LIBOR plus ..875%, 1.87%**, 12/18/2007	2,249,940	2,081,195
(Cost $11,040,360)		11,295,608
Total Bonds (Cost $131,756,389)		135,479,443

Loan Participation 1.7%
Algeria
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.06%**, 3/4/2010 (Cost $2,804,854)	2,908,750	2,799,672

	Shares	Value ($)
Cash Equivalents 9.9%
Scudder Cash Management QP Trust, 1.07%, (b) (Cost $16,461,205)	16,461,205	16,461,205

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $151,022,448) (a)	93.2	154,740,320
Other Assets and Liabilities, Net	6.8	11,340,357
Net Assets	100.0	166,080,677

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.
** These securities are shown at their current rate as of October 31, 2003.
(a) The cost for federal income tax purposes was $151,079,817. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $3,660,503. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,127,715 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,467,212.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount stated in US dollars unless otherwise noted.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the interest is paid in kind.

Currency Abbreviations
EUR	Euro
GBP	British Pounds
MXP	Mexican Pesos

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments: Investments in securities, at value (cost $134,561,243)	$ 138,279,115
Investment in Scudder Cash Management QP Trust (cost $16,461,205)	16,461,205
Total investments in securities, at value (cost $151,022,448)	154,740,320
Cash	35,061
Foreign currency, at value (cost $1,081,325)	1,077,908
Receivable for investments sold	9,186,949
Interest receivable	2,387,059
Receivable for Fund shares sold	113,614
Unrealized appreciation on forward foreign currency exchange contracts	932,475
Total assets	168,473,386
Liabilities
Payable for investments purchased	1,047,741
Payable for Fund shares redeemed	264,354
Net payable on closed forward foreign currency exchange contracts	141,048
Unrealized depreciation on forward foreign currency exchange contracts	755,533
Accrued management fee	133,482
Other accrued expenses and payables	50,551
Total liabilities	2,392,709
Net assets, at value	$ 166,080,677
Net Assets
Net assets consist of: Undistributed net investment income	450,354
Net unrealized appreciation (depreciation) on: Investments	3,717,872
Foreign currency related transactions	181,104
Accumulated net realized gain (loss)	(78,260,332)
Paid-in capital	239,991,679
Net assets, at value	$ 166,080,677

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($4,175,890 / 438,110 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.53
Maximum offering price per share (100 / 95.5 of $9.53)	$ 9.98
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,800,945 / 188,538 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 9.55
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($723,172 / 75,745 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 9.55
Maximum offering price per share (100 / 99.00 of $9.55)	$ 9.65
Class AARP Net Asset Value, offering and redemption price per share ($18,943,402 / 1,986,116 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.54
Class S Net Asset Value, offering and redemption price per share ($140,437,268 / 14,733,783 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.53

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Interest	$ 12,306,239
Interest - Scudder Cash Management QP Trust	69,164
Total Income	12,375,403
Expenses: Management fee	1,551,899
Administrative fee	1,011,798
Distribution service fees	39,911
Directors' fees and expenses	4,167
Other	5,239
Total expenses, before expense reductions	2,613,014
Expense reductions	(36,248)
Total expenses, after expense reductions	2,576,766
Net investment income	9,798,637
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	26,710,090
Foreign currency related transactions	(60,027)
26,650,063
Net unrealized appreciation (depreciation) during the period on: Investments	4,219,489
Foreign currency related transactions	221,886
4,441,375
Net gain (loss) on investment transactions	31,091,438
Net increase (decrease) in net assets resulting from operations	$ 40,890,075

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations: Net investment income	$ 9,798,637	$ 10,760,164
Net realized gain (loss) on investment transactions	26,650,063	8,304,035
Net unrealized appreciation (depreciation) on investment transactions during the period	4,441,375	(1,321,767)
Net increase (decrease) in net assets resulting from operations	40,890,075	17,742,432
Distributions to shareholders from: Net investment income: Class A	(262,960)	(117,345)
Class B	(97,896)	(18,326)
Class C	(96,299)	(3,853)
Class AARP	(912,540)	(661,053)
Class S	(9,082,395)	(10,890,199)
Fund share transactions: Proceeds from shares sold	68,213,309	43,182,183
Reinvestment of distributions	8,874,038	10,112,236
Cost of shares redeemed	(67,374,423)	(53,884,438)
Net increase (decrease) in net assets from Fund share transactions	9,712,924	(590,019)
Increase (decrease) in net assets	40,150,909	5,461,637
Net assets at beginning of period	125,929,768	120,468,131
Net assets at end of period (including undistributed net investment income of $450,354 and $186,279, respectively)	$ 166,080,677	$ 125,929,768

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.74	$ 7.35	$ 8.18
Income (loss) from investment operations: Net investment income[c]	.54	.63	.29
Net realized and unrealized gain (loss) on investment transactions	1.83	.45	(.72)
Total from investment operations	2.37	1.08	(.43)
Less distributions from: Net investment income	(.58)	(.69)	(.40)
Net asset value, end of period	$ 9.53	$ 7.74	$ 7.35
Total Return (%)[d]	31.53[e]	15.26	(5.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4.500		.012
Ratio of expenses before expense reductions (%)	1.86	1.93	1.93*
Ratio of expenses after expense reductions (%)	1.84	1.93	1.93*
Ratio of net investment income (%)	6.13	8.01	10.25*
Portfolio turnover rate (%)	327	734	685
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.12% to 8.01%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from June 18, 2001 (Commencement of sales of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.76	$ 7.37	$ 8.18
Income (loss) from investment operations: Net investment income[c]	.46	.57	.27
Net realized and unrealized gain (loss) on investment transactions	1.83	.45	(.71)
Total from investment operations	2.29	1.02	(.44)
Less distributions from: Net investment income	(.50)	(.63)	(.37)
Net asset value, end of period	$ 9.55	$ 7.76	$ 7.37
Total Return (%)[d]	30.23[e]	14.44	(5.65)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.532		.004
Ratio of expenses before expense reductions (%)	2.72	2.74	2.73*
Ratio of expenses after expense reductions (%)	2.69	2.74	2.73*
Ratio of net investment income (%)	5.28	7.20	9.45*
Portfolio turnover rate (%)	327	734	685
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 7.31% to 7.20%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from June 18, 2001 (Commencement of sales of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.76	$ 7.37	$ 8.18
Income (loss) from investment operations: Net investment income[c]	.47	.57	.27
Net realized and unrealized gain (loss) on investment transactions	1.83	.45	(.71)
Total from investment operations	2.30	1.02	(.44)
Less distributions from: Net investment income	(.51)	(.63)	(.37)
Net asset value, end of period	$ 9.55	$ 7.76	$ 7.37
Total Return (%)[d]	30.13[e]	14.47	(5.64)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.723	.085	.001
Ratio of expenses before expense reductions (%)	2.69	2.71	2.70*
Ratio of expenses after expense reductions (%)	2.68	2.71	2.70*
Ratio of net investment income (%)	5.29	7.23	9.48*
Portfolio turnover rate (%)	327	734	685
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 7.34% to 7.23%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from June 18, 2001 (Commencement of sales of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class AARP
Years Ended October 31,	2003	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.75	$ 7.37	$ 7.89	$ 8.01
Income (loss) from investment operations: Net investment income[c]	.56	.65	.84	.05
Net realized and unrealized gain (loss) on investment transactions	1.83	.44	(.42)	(.17)
Total from investment operations	2.39	1.09	.42	(.12)
Less distributions from: Net investment income	(.60)	(.71)	(.94)	-
Net asset value, end of period	$ 9.54	$ 7.75	$ 7.37	$ 7.89
Total Return (%)	31.53[d]	15.56	5.23	(1.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	8	5.42
Ratio of expenses before expense reductions (%)	1.66	1.66	1.67	1.65*
Ratio of expenses after expense reductions (%)	1.63	1.66	1.67	1.65*
Ratio of net investment income (%)	6.34	8.28	10.72	7.45*
Portfolio turnover rate (%)	327	734	685	338
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.39% to 8.28%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 7.74	$ 7.36	$ 7.89	$ 7.46	$ 7.04
Income (loss) from investment operations: Net investment income[b]	.57	.65	.84	.83	.63
Net realized and unrealized gain (loss) on investment transactions	1.82	.44	(.42)	.31	.49
Total from investment operations	2.39	1.09	.42	1.14	1.12
Less distributions from: Net investment income	(.60)	(.71)	(.95)	(.71)	(.64)
Tax return of capital	-	-	-	-	(.06)
Total distributions	(.60)	(.71)	(.95)	(.71)	(.70)
Net asset value, end of period	$ 9.53	$ 7.74	$ 7.36	$ 7.89	$ 7.46
Total Return (%)	31.71[d]	15.41	5.40	15.32	16.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	140	116	116	139	192
Ratio of expenses before expense reductions (%)	1.66	1.66	1.67	1.72[c]	1.75
Ratio of expenses after expense reductions (%)	1.63	1.66	1.67	1.71[c]	1.75
Ratio of net investment income (%)	6.34	8.28	10.72	10.50	8.82
Portfolio turnover rate (%)	327	734	685	338	327
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.39% to 8.28%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 1.67%.
[d] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of the Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $78,203,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($11,611,000), October 31, 2007 ($54,248,000) and October 31, 2009 ($12,344,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 443,665
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (78,203,000)
Unrealized appreciation (depreciation) on investments	$ 3,660,503

In addition, during the years ended October 31, 2003 and October 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended October 31,
	2003	2002
Distributions from ordinary income*	$ 10,452,090	$ 11,690,776

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $471,077,748 and $475,526,860, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.700%, 0.650% and 0.650% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund has been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Directors of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and /or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.40% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, Directors and Directors' counsel fees, extraordinary expenses, taxes, brokerage and interest).

For the year ended October 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed	Unpaid at October 31, 2003
Class A	$ 25,186	$ 939	$ 1,313
Class B	13,268	519	584
Class C	10,649	198	232
Class AARP	87,487	4,057	5,547
Class S	875,208	30,535	39,678
	$ 1,011,798	$ 36,248	$ 47,354

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$ 13,726	$ 1,193
Class C	11,409	481
	$ 25,135	$ 1,674

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$ 6,767	$ 783.18%
Class B	4,432	435.24%
Class C	3,577	305.24%
	$ 14,776	$ 1,523

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2003 aggregated $3,968 and $36, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares aggregated $45,653 and $48,634, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Loan Participations/Assignments

The Fund invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

G. Forward Foreign Currency Commitments

As of October 31, 2003, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
USD	3,638,909	ZAR	27,000,000	11/21/2003	$ 266,354
USD	3,010,000	ARA	8,887,125	11/21/2003	88,137
USD	1,570,000	BRL	4,790,070	11/21/2003	86,897
USD	3,240,000	CLP	2,158,245,000	11/21/2003	204,991
USD	1,640,000	COP	4,849,480,000	11/21/2003	39,860
USD	1,550,000	TRL	2,373,050,000,000	11/21/2003	30,451
USD	1,670,000	RUB	52,939,000	10/27/2004	96,989
EUR	1,430,000	USD	1,666,815	1/29/2004	12,861
EUR	11,540,000	USD	13,443,959	1/30/2004	97,045
KRW	1,845,600,000	USD	1,559,113	11/21/2003	1,757
USD	813,217	UYU	23,380,000	12/12/2003	7,133
Total unrealized appreciation					$ 932,475

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized (Depreciation)
USD	1,600,000	KRW	1,845,600,000	11/21/2003	$ (42,644)
USD	1,560,000	COP	4,480,320,000	11/21/2003	(8,017)
USD	816,364	UYU	22,975,500	12/12/2003	(10,206)
USD	353,629	EUR	305,000	1/29/2004	(863)
ARA	4,393,050	USD	1,500,000	11/21/2003	(31,459)
CLP	2,158,245,000	USD	3,332,770	11/21/2003	(112,220)
COP	9,329,800,000	USD	3,177,621	11/21/2003	(54,222)
GBP	400,000	USD	670,992	1/30/2004	(2,957)
MXP	16,966,500	USD	1,500,000	11/21/2003	(37,104)
MXP	19,487,000	USD	1,733,842	1/30/2004	(18,092)
ZAR	50,200,000	USD	6,830,793	11/21/2003	(430,104)
TRL	2,373,050,000,000	USD	1,572,806	11/21/2003	(7,645)
Total unrealized depreciation					$ (755,533)

As of October 31, 2003, the Fund had the following closed forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Receivable (Payable)
INR	13,350,000,000	USD	1,494,961	11/21/2003
USD	1,517,908	INR	13,350,000,000	11/21/2003	$ (22,947)
INR	18,528,700,000	USD	2,141,281	11/21/2003
USD	2,150,000	INR	18,528,700,000	11/21/2003	(8,719)
BRL	9,994,600	USD	3,101,986	11/21/2003
USD	3,174,606	BRL	9,994,600	11/21/2003	(72,620)
MXP	17,280,205	USD	1,533,238	11/21/2003
USD	1,570,000	MXP	17,280,205	11/21/2003	(36,762)
Total receivable (payable)					$ (141,048)

Currency Abbreviations
ARA	Argentine Peso	KRW	South Korean Won
BRL	Brazilian Real	MXP	Mexican Peso
CLP	Chilean Peso	RUB	Russian Ruble
COP	Colombian Peso	TRL	Turkish Lira
EUR	Euro	USD	US Dollar
GPB	Great Britain Pound	UYU	Uruguay Peso
INR	Indonesian Rupiah	ZAR	South African Rand

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,773,717	$ 16,159,364	1,748,790	$ 13,379,761
Class B	394,726	3,525,096	112,424	896,545
Class C	531,674	4,542,177	17,359	139,341
Class AARP	1,586,725	14,436,034	1,042,089	8,299,263
Class S	3,289,336	29,550,638	2,590,586	20,467,273
		$ 68,213,309		$ 43,182,183
Shares issued to shareholders in reinvestment of distributions
Class A	25,597	$ 233,520	15,681	$ 114,546
Class B	7,265	66,956	1,278	9,671
Class C	3,637	32,121	395	3,032
Class AARP	83,206	744,078	70,199	535,657
Class S	886,421	7,797,363	1,234,142	9,449,330
		$ 8,874,038		$ 10,112,236
Shares redeemed
Class A	(1,425,816)	$ (13,256,226)	(1,701,547)	$ (12,933,818)
Class B	(281,981)	(2,566,556)	(45,710)	(360,417)
Class C	(470,570)	(4,361,511)	(6,886)	(56,625)
Class AARP	(756,423)	(6,868,896)	(669,581)	(5,193,659)
Class S	(4,485,224)	(40,321,234)	(4,511,203)	(35,339,919)
		$ (67,374,423)		$ (53,884,438)
Net increase (decrease)
Class A	373,498	$ 3,136,658	62,924	$ 560,489
Class B	120,010	1,025,496	67,992	545,799
Class C	64,741	212,787	10,868	85,748
Class AARP	913,508	8,311,216	442,707	3,641,261
Class S	(309,467)	(2,973,233)	(686,475)	(5,423,316)
		$ 9,712,924		$ (590,019)

Report of Independent Auditors

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of Scudder Emerging Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund (the "Fund") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2003	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (60) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (56) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (60) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Director, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Joseph Axtell[4] (46) Vice President, 2002-present	Director, Deutsche Asset Management	n/a
Brett Diment[5] (33) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)
n/a
Charles A. Rizzo (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: 345 Park Avenue, New York, New York
5 Address: 1 Appold Street, Broadgate, London, UK

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SZEAX	SZEBX	SZECX
CUSIP Number	378947-816	378947-790	378947-782
Fund Number	476	676	776

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SEMKX	SCEMX
Fund Number	176	076

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Global/International Fund,
Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Income Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Emerging Markets Income Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    -----------------------------
                                    Charles A. Rizzo
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------